SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 23, 2005 (August 19, 2005)

Illini Corporation

(Exact name of registrant as specified in its charter)

Illinois

(State or other jurisdiction of incorporation)

0-13343	37-1135429
(Commission File Number)	(IRS Employer Identification No.)

3200 West Iles Avenue Springfield, Illinois	62711
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   (217) 787-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On August 19, 2005, Illini Corporation announced the Board of Directors’ preliminary approval of a going private merger transaction and its intent to de-register as a public reporting company with the Securities and Exchange Commission.

A copy of the press release is attached hereto as an exhibit and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit Number

	99.1	Illini Corporation Press Release dated August 19, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINI CORPORATION
(Registrant)

	By:	/s/ Gaylon E. Martin
Gaylon E. Martin, President and Chief
Executive Officer

Dated: August 23, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Illini Corporation Press Release dated August 19, 2005